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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of Report (Date of earliest event reported): August 4, 1999
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)



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Item 5.   Other Events

On August 4, 1999, Harvey Golub, Chairman and Chief Executive Officer of the Company, and several other officers of the Company, delivered presentations to the financial analyst community relating to the Company's internet strategy. Certain information contained in such presentations is filed herein on Exhibit 99.1.





                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)



                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary



DATE:   August 4, 1999



                                  EXHIBIT INDEX


Item No.                          Description
---------                         -----------

99.1 Certain information from presentations by Harvey Golub and other officers of the Company on August 4, 1999.